UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 30, 2008

PHARMACOPEIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50523	51-0418085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 5350, Princeton, New Jersey		08543-5350
(Address of principal executive offices)		(Zip Code)

(609) 452-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 30, 2008, Pharmacopeia, Inc. (the “Company”) received a notice from The Nasdaq Stock Market indicating that the Company is not in compliance with the continued listing requirements of The Nasdaq Global Market under Nasdaq Marketplace Rule 4450(b)(1)(A).  The Company received this notice because the market value of its listed securities was below $50 million for 10 consecutive trading days.  The notice further states that the Company is not in compliance with the alternative test under Nasdaq Marketplace Rule 4450(b)(1)(B), which requires total assets and total revenue of $50 million each for the most recently completed fiscal year or two of the last three most recently completed fiscal years.  This notification has no immediate effect on the listing of the Company’s common stock on The Nasdaq Global Market.

In accordance with Nasdaq Marketplace Rule 4450(e)(4), the Company will be provided 30 calendar days, or until October 30, 2008, to regain compliance with the continued listing requirements.  If at any time before October 30, 2008, the market value of the Company’s listed securities is $50 million or more for a minimum of 10 consecutive business days (or such longer period of time as the  Nasdaq staff may require in some circumstances), the Company will regain compliance with the Rule.  If the Company cannot demonstrate compliance with the Rule by October 30, 2008, the Nasdaq staff will provide written notification to the Company that the Company’s securities will be delisted from The Nasdaq Global Market.  Nasdaq rules permit the Company to appeal the delisting determination to a Nasdaq Listings Qualifications Panel.  Alternatively, the Company may, at any time prior to the end of the appeal process, apply to transfer its securities to The Nasdaq Capital Market.  In order to transfer, the Company must satisfy the continued inclusion requirements for that market.  If the Company submits a transfer application by October 30, 2008, the initiation of the delisting proceedings will be stayed pending the Nasdaq staff’s review of the transfer application.

The Company plans to exercise diligent efforts to maintain the listing of its common stock on The Nasdaq Global Market, but there is no assurance that it will be successful in doing so.  If the Company does not resolve the listing deficiency, the Company may apply for listing on The Nasdaq Capital Market.

The Company has issued a press release dated October 3, 2008 announcing the receipt of the notice from Nasdaq.  A copy of the press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

On September 24, 2008, the Company entered into an Agreement and Plan of Merger with Ligand Pharmaceuticals Incorporated (“Ligand”), Margaux Acquisition Corp., a wholly owned subsidiary of Ligand (“Merger Sub 1”) and Latour Acquisition, LLC, a wholly owned subsidiary of Ligand (“Merger Sub 2”), pursuant to which the Company will merge with and into Merger Sub 1, with the Company continuing as the surviving entity (the “Intermediate Surviving Corporation”) and immediately thereafter, the Intermediate Surviving Corporation will merge with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity.

Additional Information and Where to Find It

Ligand intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, which will include a proxy statement of the Company and other relevant materials in connection with the proposed transaction. The proxy statement will be mailed to the Company’s stockholders. Investors and stockholders of the Company are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the Company, Ligand and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any other documents filed by Ligand or the Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Ligand by going to Ligand’s Investor Relations website at www.ligand.com. Investors and security holders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s Investor Relations page on its corporate website at www.pharmacopeia.com. Investors and security holders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the proposed transaction. Information about the Company’s executive officers and directors and their ownership of Company common stock is set forth in the proxy statement for the Company’s 2008 annual meeting of stockholders, which was filed with the SEC on March 24, 2008. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the proposed transaction by reading the proxy statement regarding the proposed transaction, which will be filed with the SEC.

Ligand and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the proposed transaction. Information concerning Ligand’s directors and executive officers is set forth in Ligand’s proxy statement for its 2008 annual meeting of stockholders, which was filed with the SEC on April 29, 2008, and annual report on Form 10-K filed with the SEC on March 5, 2008.

Item 8.01 Other Events.

On October 3, 2008, the Company issued a press release regarding the matters described in Item 3.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release by the Company, dated October 3, 2008, announcing receipt of Nasdaq staff letter

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA, INC.

	By:	/s/ Stephen C. Costalas

Stephen C. Costalas, Executive Vice President, Corporate Development, General Counsel and Secretary

Date:October 3, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release by the Company, dated October 3, 2008, announcing receipt of Nasdaq staff letter